Fund Profile
January 31, 2005

BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest.

You may obtain the prospectus and other information about the Fund at no cost to you by calling 1-800-331-2979 or contacting your financial representative.


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

                        Investment Objective of the Fund

The Fund seeks long-term capital appreciation.

                   Principal Investment Strategies of the Fund

The Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks. These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion. Under normal conditions, the Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the U.S. Up to 20% of the Fund's total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets. Up to 10% of the Fund's total assets, measured at the time of purchase, may be invested in securities of small capitalization companies (those whose market value of publicly traded securities totals $1 billion or less measured at the time of purchase). The Investment Advisor uses the principles of value investing to analyze and select equity securities for the Fund's investment portfolio.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period of the report. You may obtain these reports at no cost by calling 1-800-331-2979.

                    Principal Risks of Investing in the Fund

General Stock Market Risks. The Fund's principal risks are those of investing in the stock market. The values of the Fund's investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. That means they may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

Foreign Securities. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

The Fund is appropriate for investors who are willing to ride out short-term stock market fluctuations in pursuit of potentially above-average long-term returns. By itself, the Fund does not constitute a complete investment plan.


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                        Bar Charts and Performance Table

The bar chart and table below show how the Fund has performed and indicate the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The table shows how a Fund's average annual total return for the periods specified compared to the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The return information provided illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund.

The chart and table assume reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[The following data represents the bar chart in the printed material.]

Calendar Year Total Returns

     1997      21.57%
     1998      14.65%
     1999      56.18%
     2000       4.46%
     2001     -14.36%
     2002     -15.80%
     2003      47.97%
     2004      25.01%

During the period shown in the bar chart, the highest quarterly return was 27.15% (4th quarter, 1999) and the lowest quarterly return was -20.72% (3rd quarter, 2002).


                          Average Annual Total Returns
                   (For the periods ending December 31, 2004)

                                                                                              Since
Brandes Institutional International Equity Fund              1 Year           5 Years       Inception*
-----------------------------------------------              ------           -------       ----------
Return Before Taxes                                          25.01%            6.86%          14.88%
Return After Taxes on Distributions                          23.86%            4.95%          12.78%
Return After Taxes on Distributions and Sale of Fund         17.14%            4.96%          12.08%
Shares

------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                              20.25%            -1.13%         4.99%

*Inception date is January 2, 1997.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The returns shown for this comparative index do not reflect any deduction for fees, expenses or taxes.


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                                Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment)
.................................................................................
Maximum Sales Charge (Load) Imposed                                     None
on Purchases
.................................................................................
Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None
.................................................................................
Maximum Contingent Deferred Sales Charge                                None
.................................................................................
Redemption Fee                                                          None
.................................................................................
Annual Fund Operating Expenses
(fees paid from Fund assets)
.................................................................................
Management fees                                                        1.00%
--------------------------------------------------------------------------------
Other expenses                                                         0.13%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses1                                  1.13%
--------------------------------------------------------------------------------

1 The Advisor has agreed with Brandes Investment Trust (the "Trust") to limit the Fund's annual operating expenses, including repayment of previous waivers, to 1.20% of the Fund's average daily net assets through the Fund's fiscal year ending October 31, 2005. As of July 2004, the Fund has fully repaid the Advisor for previous waivers.


      Example

      This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that
(1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

If you redeem your shares:


          1 Year            3 Years          5 Years         10 Years
          ------            -------          -------         --------

           $115              $359             $622            $1,375


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

                               Investment Advisor

The Fund's advisor, Brandes Investment Partners, L.P. ("Advisor"), has been in business, through various predecessor entities, since 1974. As of December 31, 2004, the Advisor managed approximately $98.1 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. Charles H. Brandes, who owns a controlling interest directly and indirectly in the members of the Advisor, serves as one of the Trustees of the Trust. The Advisor's offices are at 11988 El Camino Real, Suite 500, San Diego, California 92130.

Managers of the Fund. The Fund is team-managed by the Advisor's Large Cap Investment Committee, whose members are senior analysts and portfolio management professionals of the firm.


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

                             How To Buy Fund Shares

The Fund is currently closed to new shareholders. The Fund has discontinued all sales of its shares, except shares purchased: (1) through the reinvestment of dividends and distributions; (2) by 401K, 403(b) and 457 plans that selected the Fund as an investment option; (3) by shareholders participating in wrap fee programs who have invested in the Fund before July 1, 2002; and (4) by institutional investors that are clients of the Advisor.

Other shareholders who own shares of the Fund are no longer able to make additional purchases. However, the Board of Trustees has determined that until further notice shares of the Fund may be purchased by institutional investors that are clients of the Advisor.

The Fund may relax or eliminate this restriction on sales of shares subject to the discretion of the Board of Trustees. For further information, please call
(800) 331-2979.

Minimum Investment

The minimum initial investment in the Fund is $1 million; there is no minimum subsequent investment. The Distributor may waive the minimum investment for institutions making continuing investments in the Fund and from time to time for other investors, including retirement plans and employees of the Advisor.

You may also purchase shares of the Fund by paying "in-kind" in the form of securities, provided that; 1) such securities are of the type which the Fund may legally purchase; and 2) are consistent with the Fund's investment objective and policies; and 3) that such securities are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing; and 3) that the purchase has been approved by the Advisor; and 4) that such transactions are in the best interest of the Fund's shareholders.

                             How to Sell Fund Shares

You may sell (redeem) your Fund shares on any day the Fund is open for business.

You may sell by:

      - Sending a written request to the Fund's Transfer Agent, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116. The check will be mailed to the address of record unless you give other instructions.

      - Telephoning (617) 946-1945 if you have selected the telephone redemption option on your Account Application. Have your account number available.

If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Fund's Transfer Agent.


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

The Fund and the Transfer Agent may reject any purchase order for any reason and without prior notice. Excessive or short-term trading (such as market timing) in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Fund or the Fund's Transfer Agent may reject a purchase order and may terminate or restrict the exchange privilege of any investor or group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Advisor or the Fund's Transfer Agent, actual or potential harm to the Fund. The Fund or the Fund's Transfer Agent may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary. Due to the long-term nature of Fund investments, the Fund will normally deem any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares more than twice in any twelve-month period. In some cases, where shares are held in omnibus or retirement plan accounts, it may not be practicable for the Fund to monitor such activity.

                        Distributions and Tax Information

The Fund may earn income from dividends on the stocks in its portfolio, and may realize capital gains from appreciation on its holdings. The Fund distributes substantially all of its net income and capital gains, if any, to shareholders once a year, usually in December.

You may select one of the following options

      o Dividend and capital gain distributions used to purchase additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

      o Capital gain distributions used to purchase additional shares of the Fund. Dividend distributions sent to you by check.

      o     Dividend and capital gain distributions sent to you by check.

Distributions are taxable regardless of whether you reinvest them or take them in cash. Income is taxed at ordinary federal income tax rates. Distributions will generally be taxed at ordinary federal income tax rates unless designated as capital gains distributions or qualified dividend distributions, in which case the distributions may be taxed at preferential long-term capital gains rates. However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes. The Fund will also notify you each year of the amounts available as credits.


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